OFFICE OF THE U.S. TRUSTEE - REGION 18    UST-3
                       SEATTLE, WASHINGTON              12/1/91

                  MONTHLY REPORTING REQUIREMENTS
                  CORPORATIONS AND PARTNERSHIPS

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee and the U.S. Bankruptcy Court with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946       For the Month Ending July 31, 1996

========================================================================

                                Document      Previously     Explanation
     Required Documents         Attached      Submitted      Attached
     ------------------         --------      ---------      --------

1. Income Statement (profit        (x)           ( )            ( )
   and loss statement).

2. Comparative Balance Sheet.      (x)           ( )            ( )

3. Statement of Cash Receipts      (x)           ( )            ( )
   and Disbursements.

4. Statement of Aged Receivables.  (x)           ( )            ( )

5. Statement of Aged Payables.     (x)           ( )            ( )

6. Statement of Operations,        (x)           ( )            ( )
   Taxes, Insurance and
   Personnel.

7. Copy of Bank Statements.        (x)           ( )            ( )

8. Quarterly Statement of
   Disbursements and U.S. Trustee  ( )           ( )            ( )
   Quarterly Fees Paid.


The undersigned certifies under penalty of perjury (28 U.S.C. section 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.


By:  JAN YOUNG                            Dated: August 30, 1996
     President & C.E.O
     Title of Debtor Representative

                  OFFICE OF THE U.S. TRUSTEE - REGION 18    UST-4
                            SEATTLE, WASHINGTON           12/1/91

                             INCOME STATEMENT



Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946       For the Month Ending July 31, 1996





                     (SEE ATTTACHED INCOME STATEMENT)

                           SEA GALLEY STORES INC.
                STATEMENT OF EARNINGS AND RETAINED EARNINGS
                               AS OF 7/31/96
                                (UNAUDITED)

                                                   5/31/96          6/30/96          7/31/96
                                                   -------          -------          -------
INCOME:
   MISCELLANEOUS                                     560.00          412.01          (412.91) (2)
   REFUND FROM INSURANCE                               0.00            0.00             0.00
   REFUND FROM OLSENS (PREFERENCE PAYMENT)        11,500.00            0.00             0.00
   REFUND FROM CBL(PREFERENCE PAYMENT)                 0.00            0.00             0.00
   REFUND FROM HASTINGS ESTATES (PREF PAY)             0.00            0.00             0.00
                                                  ---------        --------         --------
          GROSS INCOME                            12,060.00          412.91          (412.91)

EXPENSES:
   CONSULTING\PAYROLL                              3,518.80        1,500.00         1,500.00
   LEGAL\401K AUDIT                                    0.00            0.00             0.00
   TRANSFER AGENT ADJUSTED FEES                        0.00            0.00             0.00
   RENT                                              500.00          500.00           500.00
   INTEREST ON REALTORS FEES                           0.00            0.00             0.00
   WRITE OFF FOOD & RESTAURANT SERVICES                0.00            0.00             0.00
   MAINTENANCE\PUMPHOUSE\ASCAP                         0.00 (1)        0.00             0.00 (1)
   PHONE                                             172.65          162.54            97.27
   POSTAGE\OFFICE EXP\CASUAL LABOR                     8.71            0.00             0.00
   U.S.TRUSTEE FEES                                    0.00            0.00             0.00
                                                  ---------        --------         --------
     TOTAL PERIOD EXPENSE                          4,200.16        2,162.54         2,097.27

       NET INCOME FOR PERIOD                       7,859.84       (1,749.63)       (2,510.18)

ADJUST BALANCE SHEET TO ACTUAL                         0.00            0.00             0.00
                                                  ---------        --------         --------
ADJUSTED BALANCE SHEET
     INCOME (LOSS)                                 7,859.84       (1,749.63)       (2,510.18)
                                                  ---------        --------         --------

(1) Ascap and Industrial Services sent us final bills
(2) Jun dep not made, to be made in Aug

                  OFFICE OF THE U.S. TRUSTEE - REGION 18    UST-5
                            SEATTLE, WASHINGTON           12/1/91

                         COMPARATIVE BALANCE SHEET

                            As of July 31, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946





                 (SEE ATTACHED COMPARATIVE BALANCE SHEET)





FOOTNOTES:

* Explain significant events, including contingent liabilities and pending lawsuits, which may have a major effect on the financial condition of the debtor.

* Value assets at lower of cost or market and identify which method is being used.

* Explain the method of inventory valuation if other than the lower of cost or market is used.

* Identify any changes in stock holdings of "insiders" during the reporting period.

* Insider is defined in 11 USC Section 101(30) as a general partner, relative, officer, director, affiliate or person in control.

                         COMPARATIVE BALANCE SHEET
                               AS OF 7/31/96

DEBTOR NAME:  SEA GALLEY STORES, INC.

ASSETS:                                          5/31/96          6/30/96          7/31/96
- -------                                          -------          -------          -------
CURRENT ASSETS
   CASH                                          335,511          334,029          331,538
   ACCOUNTS RECEIVABLE                            13,042           12,942           12,842 (1)
   NOTES RECEIVABLE                               93,853           93,675           93,853 (2)
                                                 -------          -------          -------
   TOTAL CURRENT ASSETS                          442,406          440,646          438,233

FIXED ASSETS:
   LAND, BLDG, EQUIPMENT
   LAND                                                0                0                 0 (3)
   BLDG                                                0                0                 0 (3)
   INT & IMPROV                                        0                0                 0 (3)
   OPERATING EQUIP                                     0                0                 0 (3)
   OTHER EQUIP & VEHICLES                              0                0                 0 (3)
   PROP UNDER LEASE                                    0                0                 0 (3)
                                                 -------          -------           -------

      TOTAL                                            0                0                 0 (3)
                                                 -------          -------           -------

      ACCUM DEPRECIATION                               0                0                 0 (3)
                                                 -------          -------           -------

      NET                                              0                0                 0

OTHER ASSETS:
DEPOSITS                                         202,865          202,865           202,865
INV IN AFFL                                       87,266           87,266            87,266
LIC. & L/H                                             0                0                 0 (4)
BOND ISSUE                                             0                0                 0 (4)
OTHER ASSETS                                           0                0                 0 (4)
                                                 -------          -------           -------

      TOTAL OTHER ASSETS                         290,131          290,131           290,131


TOTAL ASSETS                                     732,537          730,777           728,364
                                                 -------          -------           -------

                                                  5/31/96           6/30/96           7/31/96
                                                  -------           -------           -------
LIABILITIES

  POSTPETITION LIABILITIES

     TRADE PAYABLES                               349,372           349,362           349,709
     TAXES PAYABLE                                 17,065            17,065            17,065 (5)
     MISC RESERVES                                  6,043             6,043             5,793 (6)
                                               ----------        ----------        ----------
TOTAL POSTPETITION LIABILITIES                    372,480           372,469           372,567

  PREPETITION LIABILITIES:

   UNSECURED DEBT                               7,367,471         7,367,471         7,367,471
   NOTES PAYABLE                                  479,972           479,972           479,972 (7)
   TAXES                                          222,170           222,170           222,170
   WAGES                                           41,164            41,164            41,164
   GIFT CERTIFICATES                              173,811           173,811           173,811
                                               ----------        ----------        ----------

TOTAL PREPETITION LIABILITIES                   8,284,588         8,284,588         8,284,588

OWNER EQUITY (DEFICIT)

   COMMON STOCK                                   785,921           785,921           785,921
   PAID IN CAPITAL                             18,479,444        18,479,444        18,479,444
   RETAINED EARNINGS                          (21,804,050)      (21,805,800)      (21,808,310)
                                               (2,538,885)       (2,540,435)       (2,542,945)
   COMMON STOCK IN TREASURY                     5,385,846         5,385,846         5,385,846

      TOTAL S/H EQUITY                         (7,924,531)       (7,926,281)       (7,928,791)
                                               ----------        ----------        ----------

TOTAL LIABILITIES AND OWNERS EQUITY               732,537           730,777           728,364
                                               ----------        ----------        ----------

(1) Jan Young                                       8,030             8,030
     THK (Tye Kinzer)                               4,812             4,812
                                               ----------        ----------

       TOTAL ACCOUNTS RECEIVABLE                   12,842            12,842
                                               ----------        ----------

(2) J&B                                            50,000            50,000
     Kalakis                                       14,670            14,670
     Marchel                                       29,183            29,183
                                               ----------        ----------

      TOTAL NOTES RECEIVABLE                      93,853             93,853
                                               ----------        ----------

NOTE:
PERIOD 4, Wrote off Food and Rest Services note, company in bankruptcy
PERIOD 4, Finnerty's note paid in full

(3 & 4)  Written off Period 01
(5) Reduced by 117 Per Prop, Pull tab, 940 Pen, FIWA XFER FEE
(6) Reduced by Centrals final electric bill
(7) Adjust Notes Payable for Pumphouse Notes

                OFFICE OF THE U.S. TRUSTEE - REGION 18 UST-6
                        SEATTLE, WASHINGTON 12/1/91

                STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                     For the Month Ending July 31, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946     Account Name:  Sea Galley Stores, Inc.

                           Depository:

=====================================================================

                               CASH RECEIPTS
                  (attach additional sheets as necessary)

   Date           Description (Source)                   Amount
   ----           --------------------                   ------

7/1/96            Beginning Cash Balance                $334,028.75

Add:   (List)
 Cash Receipts   (see Attached)                         $   (590.66)

Total Cash Receipts                                     $

Total Cash Available This Month                         $333,438.09

=====================================================================

                             CASH DISBURSEMENTS
                  (attach additional sheets as necessary)

     Date      Check No.      Payee     Description        Amount
     ----      ---------      -----     -----------        ------

                 (see Attached)





Less:  Cash Disbursements                               $  1,900.00

Adjustments (explain)

Ending Cash Balance (must be reconcilable to the bank
 statement for account cited above)                     $331,538.09

                STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                   For Period Four Ending: July 31, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946     Account Name:  Sea Galley Stores, Inc.
- -----------------------------------------------------------------

                             CASH RECEIPTS

   Date           Description (Source)                                                Amount
   ----           --------------------                                                ------


Begining Cash Balance                                                             334,028.75

     Concentration account               76,523.44
     Holding account                    255,310.65
     Petty Cash/Office Equip              2,194.66
                                        ----------
                                        334,028.75

ADD: (List)
  Cash Receipts
           Office Equipment\Supplies                                    0.00
           Misc Deposits (adj. to JUN dep will be                    (590.66)
                          dept in AUG)

Total Cash Receipts                                                                  (590.66)

Total Cash Available This Month                                                   333,438.09


                             CASH DISBURSEMENTS

Date         Account     Payee               Description                              Amount
- ----         -------     -----               -----------                              ------

7/1-7/31/96  Petty Cash  Post Office         postage                    0.00
                         Jan Young           consulting fees         1,400.00
                         Shirley Vandermoon  consulting fees            0.00
                         Verne Vandermoon    office storate & rent    500.00
7/1-7/31/96  A/P         Attached            Accounts Payable                       1,900.00



     Concentration account          75,932.78
     Holding account (Attached)    255,310.65
     Petty Cash/Office Equip           294.66
                                   ----------
                                   331,538.09

Ending Cash Balance                                                               331,538.09
                                                                                  ==========

                OFFICE OF THE U.S. TRUSTEE - REGION 18                UST-7
                        SEATTLE, WASHINGTON                           12/1/91

                       STATEMENT OF AGED RECEIVABLES

                     For the Month Ending July 31, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946
- ------------------------------------------------------------------------
TOTAL     CURRENT    PAST DUE     PAST DUE     PAST DUE          AMOUNT
 DUE    (0-30 DAYS) (31-60 DAYS) (61-90 DAYS) (91&OVER)      Considered
                                                          Uncollectible
- ------------------------------------------------------------------------

TOTAL PREPETITION RECEIVABLES

$  0      $          $           $             $            $

TOTAL POSTPETITION RECEIVABLES

$ 12,842  $          $           $             $12,842      $




TOTALS

$ 12,842  $          $           $             $12,842      $



NOTES:
1. List totals only, do not list each receivable.

2. Please explain what actions have been taken to collect receivables more than 60 days past due.

3. Provide details on all receivables due from any related party in an attachment.  LOAN TO JAN YOUNG, PRESIDENT. CURRENT BALANCE
   IS $8,030.
- --------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE RECONCILIATION:

1. Opening Balance (total from Prior report)              12,942
2. New Accounts this Month                                     0
3. Balance (add lines 1 and 2                             12,942
4. Amount collected on Prior Accounts                        100
5. Closing Balance (subtract line 4 from line 3)          12,842

                OFFICE OF THE U.S. TRUSTEE - REGION 18                UST-8
                        SEATTLE, WASHINGTON                           12/1/91


                         STATEMENT OF AGED PAYABLES

                     For the Month Ending July 31, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946
- -----------------------------------------------------------------

VENDOR            TOTAL  CURRENT     PAST DUE     PAST DUE
PAST DUE
NAME  DESCRIPTION  DUE  (0-30 DAYS) (31-60 DAYS) (61-90 DAYS)(91
& OVER)
- -----------------------------------------------------------------
You may combine all payables less than 30 days past due and show on one line.


          (SEE ATTACHED)









TOTALS         349,709   349,709




NOTE:  Please include only postpetition debts and explain why accounts over 30 days past due have not been paid.
- --------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION:

1. Opening Balance (total from Prior report)           349,361.50
2. Total New Indebtedness Incurred This Month              347.27
3. Balance (add lines 1 and 2)                         349,708.77
4. Amount Paid on Prior Accounts Payable                     0.00
5. Closing Balance (subtract line 4 from line 3)       349,708.77

                     Register Report by Payee
                     11/23/94 Through 7/31/96

8/14/96                                                     Page 1
WORK-ACCOUNTS PAYABL

Date            Num   Description         Memo           Category  Clr   Amount
- ----            ---   -----------         ----           --------  ---   ------
11/1/95        11/1   AEI                 148                             -66.98
                                                                      ----------
     TOTAL AEI                                                            -66.98

9/21/95        9/21   ALASKA RIVERWAYS                                -14,956.00
                                                                      ----------
     TOTAL ALASKA RIVERWAYS                                           -14,956.00

2/8/96         2/7    ASCAP                                              -541.41
2/8/98         2/8    ASCAP                                              -536.91
2/8/96         2/8    ASCAP                                              -462.86
2/8/96         2/8    ASCAP                                              -297.10
2/8/96         2/8    ASCAP                                              -251.46
                                                                      ----------
     TOTAL ASCAP                                                       -2,089.74

4/1/95         4/19   BMI                 001                          -1,526.50
                                                                      ----------
     TOTAL BMI                                                         -1,526.50

5/8/95         5/8    BUSH STROUT & KORN. . .LEGAL                    -20,849.09
                                                                      ----------
     TOTAL BUSH STROUT & KORNFELD                                     -20,849.09

1/10/95        10267  CASH COMMUNICATIONS                                 -56.06
                                                                      ----------
     TOTAL CASH COMMUNICATIONS                                            -56.06

7/1/95         7/1    CITICORP NORTH AME. . .                            -809.01
                                                                      ----------
     TOTAL CITICORP NORTH AMERICA                                        -809.01

8/23/95        8/23   CITY OF SPOKANE-DE ...                               25.38
                                                                      ----------
     TOTAL CITY OF SPOKANE-DEPT OF TAX                                     25.38

8/10/95        8/10   DAN COFFEY             LEGAL                       -748.50
                                                                      ----------
     TOTAL DAN COFFEY                                                    -748.50

8/1/95         8/1    FINANCIAL PACIFIC                                  -783.95
                                                                      ----------
     TOTAL FINANCIAL PACIFIC                                             -783.95

4/7/96         4/7    FIRST INTERSTATE BANK                            -4,862.47
7/10/96        7/10   FIRST INTERSTATE BANK                              -250.00
                                                                      ----------
     TOTAL FIRST INTERSTATE BANK                                       -5,112.47

5/16/96        5/16   GTE                                                -112.54
6/1/96         1102   GTE                                                 112.54
6/16/96        6/16E  GTE                                                -112.54
7/16/96        ADJ    GTE                                                 112.54
7/16/96        6/16   GTE                                                -113.18
7/16/96        7/16   GTE                                                 113.05
                                                                      ----------
     TOTAL GTE                                                           -226.23

2/22/95        2/22   HAGE & ASSOCIATES                                  -425.00
                                                                      ----------
     TOTAL HAGE & ASSOCIATES                                             -425.00

8/1/95         8/1    HEATH SIGNS NORTHWEST                              -645.99
                                                                      ----------
     TOTAL HEATH SIGNS NORTHWEST                                         -645.99

8/4/95         8/4    HOSPITALITY MAINTE. . .                            -647.00
                                                                      ----------

                          Register Report by Payee
                          11/23/94 Through 7/31/96
8/14/96                                                              Page 2
WORK-ACCOUNTS PAYABLE

Date            Num   Description         Memo           Category  Clr   Amount
- ----            ---   -----------         ----           --------  ---   ------

     TOTAL HOSPITALITY MAINTENANCE                                       -647.00

2/19/95        8/30   INDUSTRIAL SERVICE CO                            -1,446.75
2/19/96        9/26   INDUSTRIAL SERVICE CO                              -321.01
2/19/96        9/27   INDUSTRIAL SERVICE CO                              -448.78
2/19/96        9/29   INDUSTRIAL SERVICE CO                              -958.00
                                                                      ----------
     TOTAL     INDUSTRIAL SERVICE CO.                                  -3,174.54

5/19/96        5/13   INTERNAL REVENUE                                     -8.18
5/19/96        1097   INTERNAL REVENUE                                      8.18
                                                                      ----------
     TOTAL INTERNAL REVENUE                                                 0.00

5/31/96        5/31   JAN YOUNG                                          -700.00
5/31/96        1098   JAN YOUNG                                           700.00
6/15/96        6/15   JAN YOUNG                                          -700.00
6/15/96        1103   JAN YOUNG                                           700.00
6/30/96        6/30   JAN YOUNG                                          -700.00
6/30/96        1104   JAN YOUNG                                           700.00
                                                                      ----------
     TOTAL     JAN YOUNG                                                    0.00

5/19/96        5/19   MCI                                                 -60.11
6/1/96         1102   MCI                                                  60.11
6/19/96        6/19E  MCI                                                 -50.00
7/19/96        ADJ    MCI                                                  50.00
7/19/96        6/19   MCI                                                 -10.99
7/19/96        7/19   MCI                                                 -22.59
                                                                      ----------
     TOTAL MCI                                                            -33.58

8/1/95         5TO8   PEPSI COLA BOTTLING                                -400.00
                                                                      ----------
     TOTAL PEPSI COLA BOTTLING                                           -400.00

5/1/96         ADJ    REGENCY GROUP-MILE. . .                               0.01
                                                                      ----------
     TOTAL REGENCY GROUP-MILESSE KENNEDY                                    0.01

5/31/96        5/26   SHIRLEY VANDERMOON                                 -807.50
5/31/96        5/31   SHIRLEY VANDERMOON                                 -403.80
5/31/96        1099   SHIRELY VANDERMOON                                1,211.30
                                                                      ----------
     TOTAL SHIRLEY VANDERMOON                                               0.00

4/30/96        4/30   SPOKANE COUNTY TRE. . .                            -718.77
                                                                      ----------
     TOTAL SPOKANE COUNTY TREASURER                                      -718.77

12/18/95       12/18  STOEL RIVES BOLEY. . .                         -271,274.10
2/1/96         12/31  STOEL RIVES BOLEY. . .                           -7,446.22
2/7/96         1/31   STOEL RIVES BOLEY. . .                           -8,027.05
4/1/96         2/29   STOEL RIVES BOLEY. . .                           -5,148.30
                                                                      ----------
     TOTAL     STOEL RIVES BOLEY JONES & GREY                        -291,895.67

2/12/96        2/12 SWEENY CONRAD                                      -4,300.00
                                                                      ----------
     TOTAL SWEENY CONRAD                                               -4,300.00

6/1/96         6/1    VERNE VANDERMOON                                   -500.00
6/1/96         1101   VERNE VANDERMOON                                    500.00
                                                                      ----------
     TOTAL     VERNE VANDERMOON                                             0.00

5/31/95        3/19   WEST BOISE SEWER D. . .                            -269.08
                                                                      ----------

                          Register Report by Payee
                          11/23/94 Through 7/31/96
8/14/96                                                              Page 3
WORK-ACCOUNTS PAYABLE

Date            Num   Description         Memo           Category  Clr   Amount
- ----            ---   -----------         ----           --------  ---   ------


          TOTAL WEST BOISE SEWER DISTRICT                                -269.08

               OVERALL TOTAL                                         -349,708.77
                                                                     ===========

                OFFICE OF THE U.S. TRUSTEE - REGION 18      UST-9
                        SEATTLE, WASHINGTON                 12/1/91

           STATEMENT OF OPERATIONS, TAXES INSURANCE AND PERSONNEL

                     For the Month Ending July 31, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946



1. What efforts have been made toward presentation of a plan to the creditors?

     Despite significant reductions in general and administrative overhead expenses, Sea Galley determined that its operations could not be sustained at a profitable level and an orderly liquidation of its assets was in the best interest of creditors. Accordingly, Sea Galley has liquidated its operating assets (i.e., its restaurants) and is working with the Creditor's Committee to develop a plan for the liquidation and distribution of its remaining assets.

     Sea Galley presently is engaged in discussions with appropriate parties in interest, including the State of Washington Department of Revenue and the holders of certain administrative expense claims, concerning the terms of the plan to be proposed by Sea Galley.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?
       : Yes
     X : No      Identify amount, who was paid and date paid:

3. Provide a narrative report of significant events and events out of the ordinary course of business: (attach separate sheet if necessary)

     None.

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

          N/A

                                                                      UST-9
                                                                      12/1/91

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (ie. commissions), and net amount received (if the sale was of real estate include the closing statement.

          N/A

6. STATUS OF TAXES

                AMOUNT WITHHELD   AMOUNT     DATE        POSTPETITION TAXES
FEDERAL TAXES   OR ACCRUED        PAID       PAID        PAST DUE
- -------------   ---------------   ------     ----        ------------------

FICA            0                 0
                ---------------   ------     ----        ------------------

Withholding     0                 0
                ---------------   ------     ----        ------------------

Unemployment    0                 0
                ---------------   ------     ----        ------------------

Income          0                 0
                ---------------   ------     ----        ------------------

Other           0                 0
                ---------------   ------     ----        ------------------

STATE TAXES

Dept of Labor
and Industries  0                 0
                ---------------   ------     ----        ------------------

Income          0                 0
                ---------------   ------     ----        ------------------

Employment Sec  0                 0
                ---------------   ------     ----        ------------------

Dept of Rev
     B&O        0                 0
                ---------------   ------     ----        ------------------
     Sales      0                 0
                ---------------   ------     ----        ------------------
     Excise     0                 0
                ---------------   ------     ----        ------------------

OTHER TAXES

City Business/
  License       0                 0
                ---------------   ------     ----        ------------------

Personal
  Property      718.77            0                      Spokane Valley
                ---------------   ------     ----        ------------------

Real Property   0                 0
                ---------------   ------     ----        ------------------

Other (List)    0                 0
                ---------------   ------     ----        ------------------

                                                                      UST-9
                                                                      12/1/91

Explain reason for any past due postpetition taxes:

- ----------------------------------------------------------------------------

- ----------------------------------------------------------------------------

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS/EXECUTIVES/INSIDERS*

Payee Name     Position       Nature of Payment        Amount

Jan Young      President      Consulting fees          $1,500
- -------------  -------------  -----------------------  per month
- -------------  -------------  -----------------------  -----------

    *List accrued salaries whether or not paid and any draws of any kind or perks such as car etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

     Sea Galley has reported certain accrued unpaid bankruptcy attorneys' fees in the "Expenses: Legal" line of its Statement of Earnings and Retained Earnings (Form UST-4) and in the Postpetition Trade Payables line of its Balance Sheet (Form UST-5). The total and most recent months' attorneys ' fees for services provided by Stoel Rives LLP to Sea Galley and for services provided by Bush Strout & Kornfeld to the Official Unsecured Creditors Committee are shown in the "Register Report by Payee" attached to Sea Galley's Statement of Aged Payables (Form UST-8).

     All such attorneys' fees must be allowed by the Bankruptcy Court and approved for payment after notice and hearing. On June 16, 1995 the Bankruptcy Court allowed fees and costs of $134,657.75 of Stoel Rives and fees and costs of $20,849.09 of Bush Strout. Although substantial additional attorneys fees and costs have been accrued by Sea Galley and the Official Unsecured Creditors Committee since April 30, 1995, no applications for allowance of attorneys fees and costs have been made since such date, and no such amounts have been approved for payment.

     Sea Galley also has advanced payment of legal fees to Dieter G. Struzyna, its Court-approved outside general counsel, in the ordinary course pursuant to the terms of the Order appointing Mr. Struzyna.

                                                                      UST-9
                                                                      12/1/91

9. Please explain any changes in insurance coverage that took place this month.

          N/A

10. PERSONNEL

                                                    Full Time    Part Time

Total number of employees at beginning of period        0            1
Number hired during the period                          0            0
Number terminated or resigned during period             0            0
Total number of employees on payroll at period end      0            1
Total payroll for the period $  * see note

* Sea Galley is paying Jan Young consultant fees at the rate of $1,500 per month. Shirley Vandermoon has been on a two-month unpaid leave of absence. In August she will return, working full-time for one week a month at the rate of $808.00. Sea Galley's last formal payroll, with payroll taxes being withheld, was on 12/07/95.

                             ACCOUNT STATEMENT

SEA GALLEY STORES, INC.                      ACCOUNT NUMBER
HOLDING ACCOUNT                              69745818
7116 - 220TH ST. SW                          STATEMENT PERIOD
MOUNTLAKE TER, WA  98043-2130                7-01-96 TO 7-31-96

                                 CHECKING

          CORPORATE CHECKING                      69745818

          BEGINNING BALANCE                     255,310.65
          TOTAL CREDITS                                .00
          TOTAL MISC DEBITS                            .00
          TOTAL CHECKS                                 .00
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                        255,310.65
          NUMBER OF CREDITS                              0
          NUMBER OF MISC DEBITS                          0
          NUMBER OF CHECKS                               0

                             ACCOUNT STATEMENT

SEA GALLEY STORES, INC.                      ACCOUNT NUMBER
CONCENTRATION ACCOUNT                        67237016
7116 - 220TH ST. SW                          STATEMENT PERIOD
MOUNTLAKE TER, WA  98043-2130                7-01-96 TO 7-31-96

                                 CHECKING

          CORPORATE CHECKING                      67237016

          BEGINNING BALANCE                      75,932.78
          TOTAL CREDITS                                .00
          TOTAL MISC DEBITS                            .00
          TOTAL CHECKS                                 .00
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                         75,932.78
          NUMBER OF CREDITS                              0
          NUMBER OF MISC DEBITS                          1
          NUMBER OF CHECKS                               0

                             ACCOUNT STATEMENT

SEA GALLEY PAYROLL ACCOUNT                   ACCOUNT NUMBER
DEBTOR IN POSSESSION, CASE 940               67697706
7116 - 220TH ST. SW                          STATEMENT PERIOD
MOUNTLAKE TER, WA  98043-2130                7-01-96 TO 7-31-96

                                 CHECKING

          CORPORATE CHECKING                      67697706

          BEGINNING BALANCE                         285.09
          TOTAL CREDITS                                .00
          TOTAL MISC DEBITS                            .00
          TOTAL CHECKS                              250.00
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                             35.09
          NUMBER OF CREDITS                              0
          NUMBER OF MISC DEBITS                          0
          NUMBER OF CHECKS                               1

                             ACCOUNT STATEMENT

SEA GALLEY PAYROLL ACCOUNT                   ACCOUNT NUMBER
DEBTOR IN POSSESSION, CASE 94                67697607
7116 - 220TH ST. SW                          STATEMENT PERIOD
MOUNTLAKE TER, WA  98043-2130                7-01-96 TO 7-31-96

                                 CHECKING

          CORPORATE CHECKING                      67697607

          BEGINNING BALANCE                       1,674.72
          TOTAL CREDITS                                .00
          TOTAL MISC DEBITS                            .00
          TOTAL CHECKS                                 .00
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                          1,674.72
          NUMBER OF CREDITS                              0
          NUMBER OF MISC DEBITS                          0
          NUMBER OF CHECKS                               0